UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: February 21, 2011

COMCAM INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

000-51763 (Commission File Number)	23-2976562 (IRS Employer Identification Number)

Don Gilbreath, Chief Executive Officer

1140 McDermott Drive, Suite 200, West Chester, Pennsylvania 19380

(Address of principal executive offices)

(610) 436-8089
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL AGREEMENT

On February 21, 2011 ComCam International, Inc. (“Company”) executed an accord and satisfaction agreement (“Settlement”) with Robert Betty and Feng Brown, the former shareholders (“Shareholders”) of Pinnacle Integrated Systems, Inc. (“Pinnacle”) in connection with the satisfaction of the outstanding terms of its acquisition of Pinnacle as a wholly owned subsidiary on December 30, 2009.

The Settlement satisfied in full the Company’s remaining obligation of eight hundred and fifty five thousand, two hundred and eight dollars, and thirty seven cents ($855,208.37) due to Shareholders in connection with the acquisition of Pinnacle in exchange for a payment of two hundred and fifty thousand dollars ($250,000) and eight hundred thousand (800,000) shares of the Company’s common stock.

The transaction was approved by the Company’s board of directors.

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ITEM 3.02                  UNREGISTERED SALES OF EQUITY SECURITIES

On February 21, 2011 the Company authorized the issuance of 800,000 shares of common stock to Robert Betty and Feng Brown in connection with the Settlement valued at $0.50 per share, pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

The Company complied with the exemption requirements of Section 4(2) of the Securities Act based on the following factors: (1) the issuance was an isolated private transaction that did not involve a public offering; (2) there was one offeree who is a director of the Company; (3) the offeree represented an intention not to resell the stock; (4) there have been no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the discussions that lead to the issuance of the stock took place directly between the offeree and the Company.

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ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.      Page No.         Description

10 Attached Accord and Satisfaction Agreement dated February 21, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            ComCam International, Inc.                                                               Date

By: /s/ Don Gilbreath                                                                   March 16, 2011

Name: Don Gilbreath

Title: Chief Executive Officer

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